UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549


                           FORM 8-K

          CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
             OF THE SECURITIES EXCHANGE ACT OF 1934


               Date of Report:  October 28, 2005
               (Date of earliest event reported)


                    COGNITRONICS CORPORATION
     (Exact name of registrant as specified in its charter)


     New York             1-8496            13-1953544
(State of            (Commission           (IRS employer
Incorporation)       File Number)         Identification No.)



    3 Corporate Drive, Danbury, CT             06810
(Address of principal executive offices)    (Zip Code)




                          203 830-3400
                 (Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[  ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))










Item 1.01. Entry into a Material Definitive Agreement

      On October 28, 2005, the Company, TN Acquisition Corporation, a New York corporation and a wholly owned subsidiary of the Company ("Merger Sub") ThinkEngine Networks, Inc., a Delaware corporation ("ThinkEngine") and ThinkEngine's Principal Securityholders entered into an Agreement and Plan of Merger (the "Merger Agreement"). Under the Merger Agreement, Merger Sub will be merged with and into ThinkEngine, with ThinkEngine continuing as the surviving corporation and a wholly owned subsidiary of the Company. The Merger Agreement has been unanimously approved by the Company's board of directors. The transaction contemplated by the Merger Agreement is subject to customary closing conditions.
 	In connection with the merger, the Principal Securityholders of ThinkEngine will receive approximately 1,149,705 shares of the Company's common stock, par value $0.20 per share, $1,250,000 in cash and a note in the principal amount of $300,000 aggregating, approximately $4.7 million.
 	The foregoing description of the Merger Agreement is not a Complete description of the agreement and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.


Item 8.01. Other Events

     On October 28, 2005, the Company issued a press release announcing the Merger Agreement, which is attached hereto as Exhibit
99.1 and incorporated herein by reference.





Item 9.01. Financial Statements and Exhibits

     (c)      Exhibits

	The following exhibits are furnished as part of this report on Form 8K:

2.1* Agreement and Plan of Merger, dated as of October 28, 2005, among Cognitronics Corporation, TN Acquisition Corporation,
      ThinkEngine Networks, Inc. and its Principal Securityholders.

99.1   Press release dated October 28, 2005


* Exhibits and schedules to the Agreement and Plan of Merger (Form of Note, Form of Escrow Agreement, Form of Registration Rights Agreement, Form of Employment Agreement, Schedule 1.2(b) Allocation of Merger Consideration and Schedule 4.1 Available Employees) have been omitted pursuant to Item 601(b)(2) of
   Regulation S-K. The Company will furnish supplementally a copy of any omitted exhibit, schedule or similar attachment to the Commission upon request.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 Cognitronics Corporation
							REGISTRANT


                                                 by:/S/Garrett Sullivan
                                                      -------------------
                                                 Garrett Sullivan, Treasurer
                                                 And Chief Financial Officer


				INDEX TO EXHIBITS

Exhibit	Description.

 2.1		Agreement and Plan of Merger, dated as of October 28, 2005,
      	among Cognitronics Corporation, TN Acquisition Corporation, ThinkEngine Networks, Inc. and its Principal Securityholders.

99.1		99.1   Press release dated October 28, 2005